SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2004

GUILFORD PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23736	52-1841960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6611 Tributary Street Baltimore, Maryland	21224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 631-6300

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.   Other Events.

     On September 14, 2004, Guilford Pharmaceuticals Inc. issued a press release announcing the receipt of European marketing authorization for the expanded use of GLIADEL® Wafer. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.   Financial Statements and Exhibits.

(c)

99.1	Press release announcing the receipt of European marketing authorization for the expanded use of GLIADEL® Waver dated September 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guilford Pharmaceuticals Inc.

Date: September 14, 2004	By:	/s/ Asher M. Rubin Asher M. Rubin Vice President, General Counsel and Secretary